Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1/A (File no. 333-207632) of The Joint Corp. of our report dated October 16, 2015 with respect to the balance sheet of WHB Franchise, Inc. as of December 31, 2014 and the related statements of operations and accumulated deficit, and cash flows for the year then ended. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ EKS&H LLLP

November 17, 2015

Denver, Colorado

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1/A (File no. 333-207632) of The Joint Corp. of our report dated October 16, 2015 with respect to the balance sheet of Clear Path Ventures, Inc. as of December 31, 2014 and the related statements of operations and accumulated deficit, and cash flows for the year then ended. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ EKS&H LLLP

November 17, 2015

Denver, Colorado

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1/A (File no. 333-207632) of The Joint Corp. of our report dated March 20, 2015 with respect to the balance sheets of The Joint Corp. as of December 31, 2014 and 2013, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ EKS&H LLLP

November 17, 2015

Denver, Colorado

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1/A (File no. 333-207632) of The Joint Corp. of our report dated August 3, 2015 with respect to the balance sheet of First Light Junction, Inc. as of December 31, 2014 and the related statements of operations and accumulated deficit, and cash flows for the year then ended. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ EKS&H LLLP

November 17, 2015

Denver, Colorado

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of The Joint Corp. of our report dated May 15, 2015 with respect to the balance sheet of The Joint San Gabriel Valley Group, Inc. as of December 31, 2014 and the related statements of operations, stockholders’ deficit, and cash flows for the year then ended. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ EKS&H LLLP

November 17, 2015

Denver, Colorado